UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Background.

This Fourth Amendment to Form 8-K filed November 10, 2022 confirms the acceptance and cancellation by our transfer agent, VStock Transfer LLC, of one million Series B Preferred shares held by Mitchell Schwartz, founder and CEO of our SMARTSolution Technologies LP subsidiary, as part of an exchange and settlement of prior loans to us and accrued compensation owed by us to him for a three-year non-dilutive compensation package as he transitions to the role of Brand Ambassador of education products. The action, which required a medallion signature guarantee for authentication, reduces our Series B Preferred shares outstanding by one million and diluted shares outstanding by one billion.

FOMO WORLDWIDE, INC. is referred to in this Current Report on Form 8-K as “FOMO,” the “Company,” “we,” or “us.”

Item 1.01 Entry into a Material Definitive Agreement

We have entered into a binding Settlement Agreement assigning a $100,000 real estate loan and its success fees and expenses to Mitchell Schwartz, recognizing a 1.5% override of $139,000 on 2021 signed purchase orders as per our purchase agreement with SMARTSolution Technologies L.P., accruing compensation due to Mitchell Schwartz of $19,230 through February 28, 2023, and the exchange of a $100,000 three-year payment obligation for one million Series B Preferred shares held by Mitchell Schwartz (that would have been convertible into one billion common shares). The total payable amount of $284,480 will straight amortize over 36 months as accrued liability and has no conversion option into common stock or other equity consideration. The Settlement Agreement is attached herein as Exhibit 10.1 and previously completed Real Estate Loan Assignment to Mr. Schwartz is attached herein as Exhibit 10.2.

Item 9.01. Exhibits

(a) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	FOMO WORLDWIDE, INC. Mitchell Schwartz Settlement Agreement – December 19, 2022*
10.2	Assignment of SMARTSolution Technologies L.P. Real Estate Loan to Mitchell Schwartz – November 15, 2022*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Incorporated by reference to Form 8-K and Form 8-K Amendments 1 and 2 previously filed with EDGAR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: March 29, 2023	By:	/s/ Vikram Grover